        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The pro forma financial statements presented below reflect the effects of adjustments to the historical consolidated financial statements of PriCellular Wireless Corporation (the "Company" or "PriCellular") necessary to give pro forma effect to the transactions described as if such transactions had occurred on January 1, 1995 for purposes of the unaudited pro forma condensed consolidated statements of operations and as of September 30, 1996 for purposes of the unaudited pro forma condensed consolidated balance sheet.

                                                                   ACTUAL DATE
                    PROPERTY DESCRIPTION                          OF TRANSACTION
     ACQUISITIONS:
      1.  MI-1 RSA......................................  March 7, 1995
      2.  Wausau, WI MSA................................  March 28, 1995
      3.  MN 2-A RSA, MN 3-B RSA, MN-5 RSA and the
          Alton/Granite City, IL MSA....................  July 7, 1995
      4.  OH-7 RSA......................................  September 27, 1995
      5.  WV-2 RSA......................................  December 20, 1995
      6.  NY-5 RSA......................................  December 29, 1995
      7.  PA-9 RSA......................................  February 2, 1996
      8.  NY-6 RSA, Poughkeepsie, NY MSA (83%)..........  April 23, 1996
      9.  WV-3 RSA......................................  July 23, 1996
     10.  Orange County, NY MSA.........................  Pending
     11.  KY-4 RSA, KY-5 RSA, KY-6 RSA and KY-8 RSA (the
          "Kentucky Cluster Acquisition")...............  Pending
     12.  WI-2 RSA......................................  Pending
     13.  WI-4 RSA......................................  Pending
     DISPOSITIONS:
     14.  Abilene, TX MSA...............................  January 6, 1995
     15.  AL-4 RSA......................................  July 1, 1996
     16.  MI-2 RSA......................................  Pending
     OTHER:
     17.  Exchange of Lubbock, TX MSA for Minnesota
          properties ("Lubbock/Minnesota Exchange") (see
          3 above)......................................  July 7, 1995
     18.  Joint venture with MSA of SBC Communications
          Inc.("Southwestern Bell Joint Venture").......  November 30, 1995
     19.  Exchange of OH-9 RSA, OH-10B RSA and
          Parkersburg, WV/Marietta, OH MSA for Orange
          County, NY MSA ("Orange County Exchange") (see
          10 above).....................................  Pending
     20.  Exchange of Florence, AL MSA and AL-1B RSA for
          WI-4 RSA ("WI-4 Exchange") (see 13 above).....  Pending
     21.  Issuance of 12 1/4% Senior Subordinated Notes
          due 2003 ("12 1/4% Notes") and a three-year
          note bearing interest at the prime rate issued
          in connection with the acquisition described
          in 8 above (the "Poughkeepsie Note")..........  September 27, 1995 and
                                                          April 23, 1996, respectively
     22.  Issuance of debt financing incurred in
          connection with the pending acquisition
          described in 11 above (the "Kentucky Debt
          Financing")...................................  Pending
     23.  Retirement of Poughkeepsie Note...............  Pending
     24.  Sale of minority interest Pops................  September 17, 1996

     The unaudited pro forma condensed consolidated statements of operations give effect to the above listed transactions under the purchase method of accounting.

     The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma data is not designed to represent and does not represent what the Company's results of operations or financial position would have been had the aforementioned transactions been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of the Company and certain acquired businesses.

                        PRICELLULAR WIRELESS CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                         PRO FORMA
                                                                        ADJUSTMENTS
                                                        HISTORICAL       FOR RECENT                             HISTORICAL
                                                          RECENT        TRANSACTIONS                              PENDING
                                                       TRANSACTIONS         AND                                TRANSACTIONS
                                                           AND             ORANGE             PRICELLULAR       (OTHER THAN
                                       PRICELLULAR   ORANGE COUNTY(1)      COUNTY             AS ADJUSTED    ORANGE COUNTY)(2)
REVENUES.............................   $  80,978        $ 14,681         $(15,174)(a),(b)     $  80,485          $17,894
COSTS AND EXPENSES:
 Cost of cellular service............      20,999           2,093           (4,028)(b)            19,064            5,015
 Cost of equipment sold..............       6,822             786           (1,078)(b)             6,530            1,243
 Selling, general and
   administrative....................      23,635           6,636           (3,955)(b)            26,316            4,684
 Depreciation and amortization.......      15,295           1,877             (839)(b),(c)        16,333            4,292
                                         --------         -------         --------              --------          -------
                                           66,751          11,392           (9,900)               68,243           15,234
                                         --------         -------         --------              --------          -------
Operating income (loss)..............      14,227           3,289           (5,274)               12,242            2,660
Other income (expense)
 Interest expense, net...............     (28,623)         (4,205)         2,442(b),(d),(e)      (30,386)          (1,222)
 Other income (expense)..............       1,062            (360)             625(f)              1,327
 Gain on sale of investments in
   cellular operations...............         177                             (177)(g)
                                         --------         -------         --------              --------          -------
Total other income (expense).........     (27,384)         (4,565)           2,890               (29,059)          (1,222)
                                         --------         -------         --------              --------          -------
Net income (loss)....................   $ (13,157)       $ (1,276)        $ (2,384)              (16,817)         $ 1,438
                                         ========         =======         ========              ========          =======
EBITDA(3)............................   $  30,584                                              $  29,902
                                         ========                                               ========

                                         PRO FORMA
                                        FOR PENDING
                                        TRANSACTIONS
                                        (OTHER THAN
                                       ORANGE COUNTY)
                                          AND THE             PRO FORMA
                                       DEBT FINANCING        PRICELLULAR
                                       <
REVENUES.............................     $ (4,187)(h)        $  94,192
COSTS AND EXPENSES:
 Cost of cellular service............       (1,204)(h)           22,875
 Cost of equipment sold..............         (329)(h)            7,444
 Selling, general and
   administrative....................         (818)(h)           30,182
 Depreciation and amortization.......          523(h),(i)        21,148
                                           -------              -------
                                            (1,828)              81,649
                                           -------              -------
Operating income (loss)..............       (2,359)              12,543
Other income (expense)
 Interest expense, net...............       (9,876) (j)(o)      (41,484)
 Other income (expense)..............          750(k)             2,077
 Gain on sale of investments in
   cellular operations...............
                                           -------              -------
Total other income (expense).........       (9,126)             (39,407)
                                           -------              -------
Net income (loss)....................     $(11,485)           $ (26,864)
                                           =======              =======
EBITDA(3)............................                         $  35,768
                                                                =======

------------------------------
(1) See supplemental unaudited condensed combined statement of operations for the nine months ended September 30, 1996 on page 12 for details of Recent Transactions and Orange County.

(2) See supplemental unaudited condensed combined statement of operations for the nine months ended September 30, 1996 on page 13 for details of Pending Transactions (other than Orange County).

(3) EBITDA represents earnings before depreciation and amortization, interest expense, interest income, and gains on sales of cellular properties. EBITDA is not intended to be a performance measure and should not be regarded as an alternative to either operating income or net income as an indicator of operating performance or to cash flows as a measure of liquidity. Furthermore, EBITDA is not a GAAP-based financial measure, and it should not be considered as an alternative to GAAP-based measures of financial performance.

                        PRICELLULAR WIRELESS CORPORATION

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                                                                 PRO FORMA                             HISTORICAL
                                                               HISTORICAL       ADJUSTMENTS                             PENDING
                                                                 RECENT         FOR RECENT                            TRANSACTIONS
                                                              TRANSACTIONS     TRANSACTIONS                           (OTHER THAN
                                                                  AND               AND                   PRICELLULAR    ORANGE
                                              PRICELLULAR   ORANGE COUNTY(1)   ORANGE COUNTY              AS ADJUSTED   COUNTY)(2)
REVENUES.....................................   $  41,504       $ 40,280     $  (9,914)(a),(b),(l),(m) $  71,870        $ 15,667
Costs and expenses:
 Cost of cellular service....................      10,694          8,050        (2,815)(b),(l)            15,929           2,780
 Cost of equipment sold......................       4,951          2,897          (856)(b),(l)             6,992           1,471
 Selling, general and administrative.........      16,219         17,759        (2,715)(b),(l)            31,263           5,057
 Depreciation and amortization...............      10,279          6,539         3,896 (b),(c),(l)        20,714           5,339
                                              -----------         ------   -------------             -----------          ------
                                                   42,143         35,245        (2,490)                   74,898          14,647
                                              -----------         ------   -------------             -----------          ------
Operating income (loss)......................        (639)         5,035        (7,424)                   (3,028)          1,020
Other income (expense)
 Interest expense, net.......................     (18,573)        (7,555)       (7,042)(b),(d),(e)       (33,170)         (1,895)
 Other income (expense)......................         520             23         1,750 (f),(n)             2,293
 Gain on sale of investments in cellular
   operations................................      11,598           (555)      (11,043)(g)
                                              -----------         ------   -------------                -----------       ------
Total other income (expense).................      (6,455)        (8,087)      (16,335)                  (30,877)         (1,895)
                                              -----------         ------   -------------                -----------         ------
Net income (loss)............................   $  (7,094)      $ (3,052)    $ (23,759)                $ (33,905)       $   (875)
                                               ==========     ===========  =============                ==========    =============
EBITDA(3)....................................   $  10,160                                              $  19,979
                                               ==========                                               ==========

                                                  PRO FORMA
                                                TRANSACTIONS
                                                 (OTHER THAN
                                               ORANGE COUNTY)
                                                   AND THE             PRO FORMA
                                               DEBT FINANCING         PRICELLULAR
                                              <
REVENUES.....................................     $  (4,142)(h)       $  83,395
Costs and expenses:
 Cost of cellular service....................        (1,013)(h)          17,696
 Cost of equipment sold......................          (572)(h)           7,891
 Selling, general and administrative.........        (1,209)(h)          35,111
 Depreciation and amortization...............           780 (h)(i)       26,833
                                                    -------         -----------
                                                     (2,014)             87,531
                                                    -------         -----------
Operating income (loss)......................        (2,128)             (4,136)
Other income (expense)
 Interest expense, net.......................       (13,792)(j)(o)      (48,857)
 Other income (expense)......................         1,000(k)            3,293
 Gain on sale of investments in cellular
   operations................................
                                                    -------          -----------
Total other income (expense).................       (12,792)            (45,564)
                                                    -------          -----------
Net income (loss)............................     $ (14,920)          $ (49,700)
                                               =============         ==========
EBITDA(3)....................................                         $  25,990
                                                                     ==========

------------------------------
(1) See supplemental unaudited condensed combined statement of operations for the twelve months ended December 31, 1995 on page 14 for details of Recent Transactions and Orange County.

(2) See supplemental unaudited condensed combined statement of operations for the twelve months ended December 31, 1995 on page 15 for details of Pending Transactions (other than Orange County).

(3) EBITDA represents earnings before depreciation and amortization, interest expense, interest income, and gains on sales of cellular properties. EBITDA is not intended to be a performance measure and should not be regarded as an alternative to either operating income or net income as an indicator of operating performance or to cash flows as a measure of liquidity. Furthermore, EBITDA is not a GAAP-based financial measure, and it should not be considered as an alternative to GAAP-based measures of financial performance.

                        PRICELLULAR WIRELESS CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                     HISTORICAL
                                                 --------------------------------------------------
                                                                  ORANGE      KENTUCKY                   PRO FORMA
                                                 PRICELLULAR      COUNTY      CLUSTER        WI-4       ADJUSTMENTS     PRO FORMA
                                                 -----------     --------     --------     --------     -----------     ---------
Assets
Current assets:
   Cash and cash equivalents.................     $  25,234      $      5     $   613                    $  40,974(p)   $ 66,826
   Accounts receivable, net..................        14,837         1,186       6,155            31         (2,547)(q)    19,662
   Inventory.................................         1,731           168         136                         (213)(r)     1,822
   Prepaid expenses and other current
     assets..................................           723           139         147            25            (62)(s)       972
                                                 -----------     --------     --------     --------     -----------     ---------
Total current assets.........................        42,525         1,498       7,051            56         38,152        89,282
Net fixed assets.............................        61,047         5,327      13,147         3,031         (7,197)(t)    75,355
Investment in cellular operations............        36,581         2,904                                                 39,485
Cellular licenses, net.......................       390,373                    44,662                       46,911(u)    481,946
Cellular licenses held for sale, net.........         8,179                                                 (8,179)(v)         0
Deferred financing costs, net................         8,938                                                  5,100(x)     14,038
Other assets.................................            95            12       2,943                          (16)(w)     3,034
                                                 -----------     --------     --------     --------     -----------     ---------
Total assets.................................     $ 547,738      $  9,741     $67,803      $  3,087      $  74,771      $703,140
                                                 ==========      =========    ========     ========     ===========     ==========
Liabilities and stockholder's equity
Current liabilities:
   Accounts payable and accrued expenses.....     $  17,859      $    359     $ 4,314      $     45      $    (580)(y)  $ 21,997
   Long-term debt -- current portion.........           389                                                   (389)(z)         0
   Income taxes payable......................           432                                                                  432
   Other current liabilities.................         4,779            62         457                          938(aa)     6,236
                                                 -----------     --------     --------     --------     -----------     ---------
Total current liabilities....................        23,459           421       4,771            45            (31)       28,665
Long-term debt...............................       324,793                                                118,723(bb)   443,516
Other long-term liabilities..................        10,379        33,717      14,317         5,134        (52,220)(cc)   11,327
                                                 -----------     --------     --------     --------     -----------     ---------
Total liabilities............................       358,631        34,138      19,088         5,179         66,472       483,508
Stockholder's equity (deficit):..............       189,107       (24,397)     48,715        (2,092)         8,299(dd)   219,632
                                                 -----------     --------     --------     --------     -----------     ---------
Total liabilities and stockholder's equity
 (deficit)...................................     $ 547,738      $  9,741     $67,803      $  3,087      $  74,771      $703,140
                                                 ==========      =========    ========     ========     ===========     ==========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

     For purposes of determining the pro forma effect of the transactions described above on PriCellular's Condensed Consolidated Statements of Operations for the nine months ended September 30, 1996 and the year ended December 31, 1995, the following adjustments have been made:

                                                                             1996       1995
                                                                           --------   --------
    (a)  Represents the share of income from the Southwestern Bell Joint
         Venture.........................................................  $    675   $  3,025
    (b)  Represents the elimination of the results of operations of the
         MI-2, AL-4, OH-9, OH-10, and Parkersburg, WV/Marietta, OH
         Systems
           Revenues......................................................  $(15,849)  $ (4,504)
           Cost of cellular service......................................    (4,028)    (1,192)
           Cost of equipment sold........................................    (1,078)      (526)
           Selling, general and administrative...........................    (3,955)    (1,611)
           Depreciation and amortization.................................    (2,635)      (974)
           Interest expense, net.........................................       197        107
    (c)  Represents the incremental depreciation and amortization due to the application of purchase price accounting and the resulting increases in the basis of the assets relating to the acquisition of Wausau, MI-1, MN-2A, MN-3B, MN-5, Alton/Granite City, OH-7,
         WV-2, NY-5, PA-9, NY-6, Poughkeepsie, NY, WV-3 and Orange
         County, NY Systems. Fixed assets are depreciated over a useful life of three to seven years. Cellular licences are amortized
         over 40 years...................................................  $  1,796   $  6,302
    (d)  Represents amortization of the deferred financing costs, as well as the adjustments to interest expense to give effect to the issuance of the 12 1/4% Notes issued during 1995 and the
         elimination of certain interest expense of Wausau, MI-1, MN-2A,
         MN-3B, MN-3, Alton/Granite City, OH-7, WV-2, NY-5, PA-9, NY-6,
         WV-3, Orange County, NY and Poughkeepsie, NY as a result of debt not assumed as a part of these acquisitions.
           Amortization of deferred financing costs......................             $   (544)
           Interest expense for the 12 1/4% Notes........................  $ (1,745)   (13,731)
              Elimination of historical interest expense, net as a result of debt not assumed as part of the following
                acquisitions:
                MN-2A, MN-3B, MN-5 and Alton/Granite City................                  496
                OH-7.....................................................                  326
                WV-2.....................................................                  156
                NY-5.....................................................                 (154)
                PA-9.....................................................                  305
                NY-6.....................................................         6         38
                Orange County............................................     2,772      3,518
                WV-3.....................................................       979      1,598
                Poughkeepsie.............................................       448      1,272
                                                                           --------   --------
                                                                           $  2,460   $ (6,720)
                                                                           ========   ========
    (e)  Represents the loss of interest income attributable to a decrease in cash on hand due to the purchase of NY-6,
         Poughkeepsie and WV-3...........................................  $   (215)  $   (429)
    (f)  Represents additional income attributable to the covenant not to
         compete pursuant to the sale of AL-4............................  $    625   $  1,250

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                                 (IN THOUSANDS)

                                                                             1996       1995
                                                                           --------   --------
    (g)  Represents the elimination of the net gain on the sale of the
         Company's AL-4 RSA and an investment in minority Pops and its
         interest in the Abilene, TX MSA.................................  $   (177)  $(11,598)
           Elimination of loss on sale of investments in cellular
              operations incurred by Orange County.......................                  555
                                                                           --------   --------
                                                                           $   (177)  $(11,043)
                                                                           ========   ========
    (h)  Represents the elimination of the results of operations of the
         Florence, AL system which is to be exchanged in the WI-4
         Exchange.
           Revenues......................................................  $ (4,187)  $ (4,142)
           Cost of cellular service......................................    (1,204)    (1,013)
           Cost of equipment sold........................................      (329)      (572)
           Selling, general and administrative...........................      (818)    (1,209)
           Depreciation and amortization.................................      (535)      (632)
    (i)  Represents the incremental depreciation and amortization due to the application of purchase price accounting and the resulting increases in the basis of the assets relating to the acquisition of the Kentucky Cluster, WI-2 and WI-4 Systems. Fixed assets are depreciated over a useful life of three to seven years. Cellular
         licences are amortized over 40 years............................  $  1,058   $  1,412
    (j)  Represents the elimination of certain interest expense, net of
         Kentucky and WI-4 as a result of debt not assumed as a part of these acquisitions.
           Kentucky Cluster..............................................  $  1,041   $  1,596
           WI-4..........................................................       181        299
                                                                           --------   --------
                                                                           $  1,222   $  1,895
                                                                           ========   ========
    (k)  Represents additional income attributable to the covenant not to
         compete pursuant to the sale of Florence........................  $    750   $  1,000
    (l)  Represents the elimination of the results of operations of the
         Lubbock system for the period January 1, 1995 to July 7, 1995 and the results of operations of the Laredo System which was contributed to the Southwestern Bell Joint Venture on November
         30, 1995.
           Revenues......................................................             $ (7,680)
           Cost of cellular service......................................               (1,623)
           Cost of equipment sold........................................                 (330)
           Selling, general and administrative...........................               (1,104)
           Depreciation and amortization.................................               (1,432)
    (m)  Represents the elimination of revenues earned in connection with
         the Management Agreement associated with the purchase of AL-4...             $   (755)

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                                 (IN THOUSANDS)

                                                                             1996       1995
                                                                           --------   --------
    (n)  Represents additional income attributable to the covenant not to
         compete pursuant to the Lubbock/Minnesota Exchange..............             $    500
    (o)  Represents amortization of the deferred financing costs, as well as the adjustments to interest expense to give effect to the
         Kentucky Debt Financing and the repayment of the Poughkeepsie
         Note.
           Amortization of deferred financing costs......................  $   (478)  $   (637)
           Interest expense for the Poughkeepsie Note....................       668
           Interest expense of the Kentucky Debt Financing (with an
              assumed interest rate of 10 3/4%)..........................   (11,288)   (15,050)
                                                                           --------   --------
                                                                           $(11,098)  $(15,687)
                                                                           ========   ========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

     For purposes of determining the pro forma effect of the transactions described above on PriCellular's Condensed Consolidated Balance Sheet as of September 30, 1996, the following adjustments have been made:

    (p)  CASH AND CASH EQUIVALENTS
         Net proceeds from Kentucky Debt Financing.......................             $134,900
         Proceeds from WI-4 Exchange, net................................               17,925
         Proceeds from disposition of MI-2...............................                6,496
         Purchase of WI-2................................................               (4,300)
         Purchase of Kentucky............................................              (94,000)
         Repayment of Poughkeepsie Note..................................              (19,429)
         Total cash not acquired in connection with the above
         acquisitions....................................................                 (618)
                                                                                      --------
                                                                                      $ 40,974
                                                                                      ========
    (q)  ACCOUNTS RECEIVABLE
         Receivables sold or exchanged in the following transactions:
           MI-2..........................................................             $   (689)
           Florence......................................................                 (283)
           OH-9..........................................................                 (555)
           OH-10.........................................................                 (209)
           Parkersburg...................................................                 (485)
         Receivables not acquired in connection with the Orange County
         Exchange........................................................                 (326)
                                                                                      --------
                                                                                      $ (2,547)
                                                                                      ========
    (r)  INVENTORY
         Represents the elimination of inventory disposed of in the
         disposition of MI-2.............................................             $    (45)
         Represents inventory not acquired with the Orange County
         Exchange........................................................                 (168)
                                                                                      --------
                                                                                      $   (213)
                                                                                      ========
    (s)  PREPAID EXPENSES AND OTHER CURRENT ASSETS
         Represents the elimination of prepaid expenses and other current assets disposed of in the following transactions:
              MI-2.......................................................             $     (1)
              Florence...................................................                  (23)
              OH-9.......................................................                  (17)
              OH-10......................................................                   (5)
              Parkersburg................................................                  (16)
                                                                                      --------
                                                                                      $    (62)
                                                                                      ========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   CONSOLIDATED BALANCE SHEET -- (CONTINUED)
                                 (IN THOUSANDS)

    (t)  NET FIXED ASSETS
         Represents the decrease in net fixed assets due to the sale and disposition of the following:
              Florence...................................................             $ (2,472)
              OH-9.......................................................               (1,983)
              OH-10......................................................               (1,595)
              Parkersburg................................................               (1,147)
                                                                                      --------
                                                                                      $ (7,197)
                                                                                      ========
    (u)  CELLULAR LICENSES, NET
         Represents the increase in cellular licenses due to the
         application of purchase price accounting for the following acquisitions:
              Kentucky...................................................             $ 54,081
              WI-4.......................................................                3,113
              WI-2.......................................................                4,300
         Represents the adjustment to cellular licenses resulting from
         the Orange County Exchange......................................               (3,236)
         Represents the decrease in cellular licence due to the
         disposition of Florence.........................................              (11,347)
                                                                                      --------
                                                                                      $ 46,911
                                                                                      ========
    (v)  CELLULAR LICENSES HELD FOR SALE, NET
         Represents the decrease in Cellular licenses held for sale due to the disposition of
              MI-2.......................................................             $ (8,179)
    (w)  OTHER ASSETS
         Represents the elimination of other assets not acquired in the
         Orange County Exchange..........................................             $    (12)
         Represents the decrease in other assets due to the disposition
         of MI-2.........................................................                   (4)
                                                                                      --------
                                                                                      $    (16)
                                                                                      ========
    (x)  DEFERRED FINANCING COSTS
         Capitalization of estimated costs and expenses of the Kentucky
         Debt Financing which will be amortized over the life of the
         debt............................................................             $  5,100
    (y)  ACCOUNTS PAYABLE AND ACCRUED EXPENSES
         Represents the decrease in accounts payable and accrued expenses
         due to the disposition of MI-2..................................             $   (176)
         Represents the elimination of accounts payable and accrued expenses not acquired in connection with the following:
              WI-4.......................................................                  (45)
              Orange County Exchange.....................................                 (359)
                                                                                      --------
                                                                                      $   (580)
                                                                                      ========
    (z)  LONG-TERM DEBT -- CURRENT PORTION
         Represents the decrease in long-term debt -- current portion due
         to the disposition of MI-2......................................             $   (389)

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   CONSOLIDATED BALANCE SHEET -- (CONTINUED)
                                 (IN THOUSANDS)

    (aa) OTHER CURRENT LIABILITIES
         Represents the current unearned portion of the covenant not to compete received in connection with the disposition of
         Florence........................................................             $  1,000
         Represents the decrease in other current liabilities not being
         acquired in connection with the Orange County Exchange..........                  (62)
                                                                                      --------
                                                                                      $    938
                                                                                      ========
    (bb) LONG-TERM DEBT
         Represents the increase in long-term debt due to the Kentucky
         Debt Financing..................................................             $140,000
         Represents decrease in long-term debt due to the repayment of
         the Poughkeepsie Note...........................................              (19,429)
         Represents the decrease in long-term debt due to the disposition
         of MI-2.........................................................               (1,848)
                                                                                      --------
                                                                                      $118,723
                                                                                      ========
    (cc) OTHER LONG-TERM LIABILITIES
         Represents the elimination of affiliated payables not being acquired in the following acquisitions:
              WI-4.......................................................             $ (5,134)
              Kentucky...................................................              (14,317)
              Orange County..............................................              (33,667)
         Represents the long-term unearned portion of the two year
         covenant not to compete received in connection with the
         disposition of Florence.........................................                1,000
         Represents the decrease in other long-term liabilities due to the disposition of the following:
              Florence...................................................                  (25)
              MI-2.......................................................                   (9)
         Represents the decrease in other long-term liabilities of
         previously owned entities disposed of in the Orange County
         Exchange........................................................                  (68)
                                                                                      --------
                                                                                      $(52,220)
                                                                                      ========
    (dd) STOCKHOLDER'S EQUITY
         Contribution of investment in cellular operations in connection with PriCellular Corporation's issuance of Class A Common Stock
         associated with the Kentucky Cluster Acquisition................             $ 22,500
         Represents the elimination of net equity in connection with the following acquisitions:
              Kentucky Cluster...........................................              (48,715)
              WI-4.......................................................                2,092
              Orange County..............................................               24,397
         Gain on disposition of Florence.................................                8,025
                                                                                      --------
                                                                                      $  8,299
                                                                                      ========

                        PRICELLULAR WIRELESS CORPORATION
       SUPPLEMENTAL UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                            FOR RECENT TRANSACTIONS
                                 (IN THOUSANDS)

                                                               HISTORICAL
                                         -------------------------------------------------------
                                                           RECENT TRANSACTIONS
                                         -------------------------------------------------------
                                                                                           (1)        TOTAL
                                                                                         ORANGE       RECENT
                                          PA-9     NY-6    POUGHKEEPSIE       WV-3       COUNTY    TRANSACTIONS
                                                                                                   ------------
Revenues...............................  $  206   $1,228      $2,062         $   2,886   $ 8,299     $ 14,681
Costs and expenses:
  Cost of cellular service.............      70      371         404               321       927        2,093
  Cost of equipment sold...............      15       92         181               197       301          786
  Selling, general and
     administrative....................      62      449         795             1,344     3,986        6,636
  Depreciation and amortization........      28      213         158               735       743        1,877
                                         ------   ------   ------------   ------------   -------   ------------
                                            175    1,125       1,538             2,597     5,957       11,392
                                         ------   ------   ------------   ------------   -------   ------------
Operating income (loss)................      31      103         524               289     2,342        3,289
Other income (expense)
  Interest expense, net................               (6)       (448)             (979)   (2,772)      (4,205)
  Other income (expense)...............                5        (148)                       (217)        (360)
                                         ------   ------   ------------   ------------   -------   ------------
Total other income (expense)...........       0       (1)       (596)             (979)   (2,989)      (4,565)
                                         ------   ------   ------------   ------------   -------   ------------
Net income (loss)......................  $   31   $  102      $  (72)        $    (690)  $  (647)    $ (1,276)
                                         ======   ======   ==========           ======   =======    =========

------------------------------
(1) Pending, expected to close October 17, 1996.

                        PRICELLULAR WIRELESS CORPORATION
       SUPPLEMENTAL UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                            FOR PENDING TRANSACTIONS
                                 (IN THOUSANDS)

                                                                      HISTORICAL
                                                                   -----------------
                                                                        PENDING
                                                                     TRANSACTIONS
                                                                   -----------------      TOTAL
                                                                   KENTUCKY              PENDING
                                                                   CLUSTER     WI-4    TRANSACTIONS
                                                                   --------   ------   ------------
Revenues.........................................................  $ 16,663   $1,231     $ 17,894
Costs and expenses:
  Cost of cellular service.......................................     4,215      800        5,015
  Cost of equipment sold.........................................     1,027      216        1,243
  Selling, general and administrative............................     4,249      435        4,684
  Depreciation and amortization..................................     4,021      271        4,292
                                                                   --------   ------   ------------
                                                                     13,512    1,722       15,234
                                                                   --------   ------   ------------
Operating income (loss)..........................................     3,151     (491)       2,660
Other income (expense)
  Interest expense, net..........................................    (1,041)    (181)      (1,222)
                                                                   --------   ------   ------------
Total other income (expense).....................................    (1,041)    (181)      (1,222)
                                                                   --------   ------   ------------
Net income (loss)................................................  $  2,110   $ (672)    $  1,438
                                                                    =======   ======    =========

                        PRICELLULAR WIRELESS CORPORATION
       SUPPLEMENTAL UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                            FOR RECENT TRANSACTIONS
                                 (IN THOUSANDS)

                                                                          HISTORICAL
                           ---------------------------------------------------------------------------------------------------------
                                                                      RECENT TRANSACTIONS
                           ---------------------------------------------------------------------------------------------------------
                                              MN-2A, MN-3B,
                                             MN-5 AND ALTON
                                              GRANITE CITY,
                           MI-1    WAUSAU          IL            OH-7       WV-2       NY-5       PA-9       NY-6      POUGHKEEPSIE
                           ----   --------   ---------------    ------     ------     ------     ------     ------     -------------
Revenues.................  $558     $612         $ 1,224        $3,126     $  688     $9,926     $1,789     $3,786        $ 5,189
Costs and expenses:
 Cost of cellular
   service...............    96      153             290           363        239      1,808        339        663          2,190
 Cost of equipment
   sold..................   111       66               0           239          4        440        231        258            462
 Selling, general and
   administrative........   132      150             776         1,294        325      4,140        847      1,324          2,388
 Depreciation and
   amortization..........   129      105             690           282        145      1,572        296        444            471
                           ----     ----         -------        ------      -----     ------     ------     ------        -------
                            468      474           1,756         2,178        713      7,960      1,713      2,689          5,511
                           ----     ----         -------        ------      -----     ------     ------     ------        -------
Operating income
 (loss)..................    90      138            (532)          948        (25)     1,966         76      1,097           (322)
Other income (expense)
 Interest income
   (expense), net........                           (496)         (326)      (156)       154       (305)       (38)        (1,272)
 Other income (expense)..                                            6          4         11          6        (17)            13
 Gain (loss) on sale of
   investment in cellular
   operations............
                           ----     ----         -------        ------      -----     ------     ------     ------        -------
Total other income
 (expense)...............     0        0            (496)         (320)      (152)       165       (299)       (55)        (1,259)
                           ----     ----         -------        ------      -----     ------     ------     ------        -------
Net income (loss)........  $ 90     $138         $(1,028)       $  628     $ (177)    $2,131     $ (223)    $1,042        $(1,581)
                           ====     ====         =======        ======      =====     ======     ======     ======        =======


                                                          TOTAL
                                           (1)           RECENT
                            WV-3      ORANGE COUNTY    TRANSACTIONS
                           -------    -------------    -----------
                           <C
Revenues.................  $ 4,237       $ 9,145         $40,280
Costs and expenses:
 Cost of cellular
   service...............      599         1,310           8,050
 Cost of equipment
   sold..................      514           572           2,897
 Selling, general and
   administrative........    2,069         4,314          17,759
 Depreciation and
   amortization..........    1,172         1,233           6,539
                           -------       -------         -------
                             4,354         7,429          35,245
                           -------       -------         -------
Operating income
 (loss)..................     (117)        1,716           5,035
Other income (expense)
 Interest income
   (expense), net........   (1,598)       (3,518)         (7,555)
 Other income (expense)..                                     23
 Gain (loss) on sale of
   investment in cellular
   operations............                   (555)           (555)
                           -------       -------         -------
Total other income
 (expense)...............    (1598)       (4,073)         (8,087)
                           -------       -------         -------
Net income (loss)........  $(1,715)      $(2,357)        $(3,052)
                           =======       =======         =======

------------------------------
(1) Pending, expected to close October 17, 1996

                        PRICELLULAR WIRELESS CORPORATION
       SUPPLEMENTAL UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                            FOR PENDING TRANSACTIONS
                                 (IN THOUSANDS)

                                                                      HISTORICAL
                                                                   -----------------
                                                                        PENDING
                                                                     TRANSACTIONS
                                                                   -----------------      TOTAL
                                                                   KENTUCKY              PENDING
                                                                   CLUSTER     WI-4    TRANSACTIONS
                                                                   --------   ------   ------------
Revenues.........................................................  $ 14,381   $1,286     $ 15,667
Costs and expenses:
  Cost of cellular service.......................................     1,904      876        2,780
  Cost of equipment sold.........................................     1,377       94        1,471
  Selling, general and administrative............................     4,779      278        5,057
  Depreciation and amortization..................................     4,983      356        5,339
                                                                   --------   ------   ------------
                                                                     13,043    1,604       14,647
                                                                   --------   ------   ------------
Operating income (loss)..........................................     1,338     (318)       1,020
Other income (expense)
  Interest expense, net..........................................    (1,596)    (299)      (1,895)
                                                                   --------   ------   ------------
Total other income (expense).....................................    (1,596)    (299)      (1,895)
                                                                   --------   ------   ------------
Net income (loss)................................................  $   (258)  $ (617)    $   (875)
                                                                    =======   ======    =========